UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2009
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 410-103 East Holly Street,
National Bank Building,
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

BLACKSTONE LAKE MINERALS INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective August 31, 2009, Blackstone Lake Minerals Inc. (the “Company”) changed its name to “Caleco Pharma Corp.” (the “Name Change”). To effect the Name Change, the Company completed a merger of Caleco Pharma Corp., its wholly owned subsidiary, with and into the Company, with the Company continuing as the sole surviving entity. Other than the Name Change, no other changes were made to the Company’s articles of incorporation. Pursuant to 92A.180 of the Nevada Revised Statutes, shareholder approval for the merger was not required.

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE.

Change to OTC Bulletin Board Symbol

As a result of the Name Change, the Company’s OTC Bulletin Board symbol has changed from “BLLK” to "CAEH" as of August 31, 2009.

U.S. and Foreign Private Placement Offerings

Also on August 31, 2009, the Company's Board of Directors approved two concurrent private placements as follows:

U.S. Private Placement

The Company’s Board of Directors approved a private placement offering of up to 1,500,000 shares of the Company's common stock at a price of $0.10 US per share (the "U.S. Private Placement"). The offering will be made in the United States to persons who are accredited investors as defined in Regulation D of the Securities Act of 1933.

Foreign Private Placement

The Company’s Board of Directors also approved a concurrent private placement offering of up to 16,000,000 shares of the Company's common stock to persons who are not “U.S. Persons” as defined in Regulation S of the Securities Act of 1933 (the "Foreign Private Placement").

The proceeds of the U.S. Private Placement and the Foreign Private Placement offerings will be used for general corporate purposes and to retire corporate indebtedness.

There is no assurance that the U.S. Private Placement or the Foreign Private Placement offerings or any part of them will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated July 24, 2009 between Blackstone Lake Minerals Inc. (as parent surviving company) and Caleco Pharma Corp. (as subsidiary merging entity).

3.1	Certificate of Merger.

3.2	Articles of Merger between Blackstone Lake Minerals Inc. (as surviving entity) and Caleco Pharma Corp. (as merging entity), with surviving entity changing its name to "Caleco Pharma Corp."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE LAKE MINERALS INC.
Date: September 4, 2009
	By:	/s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer